Exhibit 32.1


	CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT
	18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION
		906 OF THE SARBANES-OXLEY ACT OF 2002


       In connection with the accompanying Form 10-QSB of Dover Investments Corporation for the quarter ended June 30, 2004,
I, Frederick M. Weissberg, Chairman of the Board and President of Dover Investments Corporation, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) 	such Form 10-QSB for the quarter ended June 30, 2004
    	fully complies with the requirements of Section
    	13(a) or 15(d) of the Securities Exchange Act of 1934;
    	and

(2) the information contained in such Form 10-QSB for the quarter ended June 30, 2004 fairly presents, in all material respects, the financial condition and results of operations of Dover Investments Corporation.



Date:	August 12, 2004	  By: /s/ Frederick M. Weissberg
				          Frederick M. Weissberg
				          Chairman of the Board and
					    President


A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Dover Investments Corporation and will be retained by Dover Investments Corporation and furnished to the Securities and Exchange Commission or its staff upon request.